SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2008

Date of Report

(Date of earliest event reported)

A.P. PHARMA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Saginaw Drive

Redwood City, California 94063

(Address of principal executive offices) (Zip code)

(650) 366-2626

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 below is incorporated herein by reference.

Item 3.03 – Material Modification to Rights of Security Holders.

Effective as of October 1, 2008, A.P. Pharma, Inc. (the “Company”) and Computershare Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”) entered into the First Amendment to Preferred Shares Rights Agreement dated as of December 18, 2006 (the “Amendment”). The Amendment increases the percentage of shares of the Company which must be beneficially owned by Tang Capital Partners LP, or its affiliates, to trigger the exercise of Rights from 20% to 30%. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated in its entirety herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 4.1 First Amendment to Preferred Shares Rights Agreement dated as of October 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.P. PHARMA, INC.

Date: October 7, 2008	By:	/s/ Gregory Turnbull
Name: Gregory Turnbull
Title: Chief Financial Officer

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